Exhibit 99.1

TCF Financial Corporation

2010 Third Quarter Investor Presentation

Built on convenience, stability and trust.

1.)                                  Corporate Profile

At September 30, 2010

•      $18.3 billion bank holding company headquartered in Minnesota

•      36th largest publicly traded U.S. based bank by asset size

•      440 bank branches in eight states, 69 branches opened since January 1, 2005

•      23rd largest U.S. branch network

•      Seven campus alliances; 5th largest in campus card banking relationships

•      983 ATMs free to TCF customers; 500 off-site

•      11th largest issuer of Visa® Classic debit cards

•      12th largest issuer of Visa Commercial debit cards

•      13th largest bank-affiliated leasing company in the U.S.

•      Total equity to total assets of  8.22%

•      Tangible realized common equity of 7.27% 1

•      62nd consecutive quarter of profitability

Branch Summary

Minnesota	110
Illinois	200
Michigan	55
Colorado	36
Wisconsin	26
Arizona	7
Indiana	5
South Dakota	1
Total	440

Well-Diversified Loan Portfolio

($ millions)

	12/31/99	% of Total	9/30/10	% of Total

Consumer Lending	$5,978	76%	$7,280	49%
Commercial Lending	1,425	18	3,663	25
Leasing	493	6	3,158	21
Inventory Finance	—	—	796	5
Total	$7,896	100%	$14,897	100%

1  See “Reconciliation of GAAP to Non-GAAP Measures - Tangible Realized Common Equity” slide

2.)                                  What Makes TCF Different

At September 30, 2010

•                  Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•      Traditional, supermarket and campus branches open seven days a week

•      Free debit cards, free coin counting and 983 free ATMs

•      TCF Free Online banking

•                  Credit Quality

•      TCF is primarily a secured portfolio lender, emphasizing credit quality over asset growth

•                  Core deposit funding for national diverse lending platform

•                  Grew core deposits by $442.8 million year-over-year; decreased total certificate of deposit balances by $607.3 million year-over-year

•                  Increased nationally-oriented specialty finance businesses by $666.7 million year-over-year

3.)                                  What Makes TCF Different  (continued)

•                  No deficient foreclosure procedures

•                  No teaser rate or subprime lending programs

•                  No option ARM loans

•                  No mortgage repurchase risk

•                  No low-doc/no-doc loans

•                  No Freddie Mac or Fannie Mae preferred stock

•                  No non-agency mortgage-backed securities

•                  No off-balance-sheet funding or securitizations

•                  No bank-owned life insurance

•                  No mortgage servicing rights

4.)                                  Dodd-Frank Act Highlights

•                  Directs Federal Reserve to issue rules limiting debit card interchange fees (Durbin Amendment)

•                  Phases out trust preferred securities as a component of tier 1 capital beginning in 2013 (Collins Amendment)

•                  Creates a new consumer protection bureau that will have rulemaking authority for a wide range of consumer protection laws applying to all banks and other non-bank financial services companies

•                  Changes standards of Federal preemption of state laws related to federally chartered institutions and their subsidiaries

•                  Mortgage reform including a customer’s ability to repay

•                  Requires publicly-traded bank holding companies with $10 billion or more in total assets to establish a Board of Directors risk committee responsible for enterprise-wide risk management practices

5.)                                  Diversified Revenue Base

At September 30, 2010

Good Revenue Growth +8%*

($ millions)

	12/06	12/07	12/08	12/09	9/10 (1)

Net Interest Income	$538	$550	$594	$633	$525
Non-interest Income	489	542	498	526	396
Total	$1,027	$1,092	$1,092	$1,159	$921

Strong Net Interest Margin

(Percent)

	2006	2007	2008	2009	2010
TCF, 4.12%
First Quarter	4.25%	4.00%	3.84%	3.66%	4.20%
Second Quarter	4.22	4.02	4.00	3.80	4.18
Third Quarter	4.11	3.90	3.97	3.92	4.12
Fourth Quarter	4.07	3.83	3.84	4.07

KBW Regional Banking
Index Median, 3.73% [2]
First Quarter	3.79%	3.66%	3.61%	3.49%	3.71%
Second Quarter	3.84	3.69	3.64	3.57	3.73
Third Quarter	3.81	3.68	3.64	3.64
Fourth Quarter	3.70	3.69	3.65	3.68

Strong Mix of Fee Revenues 1

($ millions)

	9/10	% of Total

Banking Fees and Service Charges	$212	54%
Card Revenue	83	21
Specialty Finance	69	18
ATM Revenue	23	6
Other	2	1
Total	$389	100%

1-Year GAP Rate
	At 12/31/09	At 9/30/10
Asset (Liability) Sensitive	(6.6)%	2.0%

*                 Twelve-month growth rate

1                   Year-to-date

2                   QTD June 30, 2010

6.)                                  Capital Ratios
($ millions)

RECORD CAPITAL LEVELS!

	12/06	12/07	12/08	12/09	9/10

Tangible Realized Common Equity	$915	$964	$996	$1,040	$1,320
Tangible Realized Common Equity Ratio	6.30%	6.09%	6.01%	5.86%	7.27	% [1]

At September 30, 2010

•      Other Capital Ratios

•      Total equity to total assets — 8.22%

•      Total tier 1 common capital — 9.45%2

•      Total tier 1 risk-based capital — 10.35%

•      Total risk-based capital — 12.73%

•      Tangible realized common equality has increased six consecutive quarters

1                   See “Reconciliation of GAAP to Non-GAAP Measures - Tangible Realized Common Equity” slide

2                   See “Reconciliation of GAAP to Non-GAAP Measures - Total Tier 1 Common Capital Ratio” slide

7.)                                  Non-Interest Expense
($ millions)

			Change
	3Q10	3Q09	$		%
Compensation and employee benefits	$90.3	$90.7	$(.4)		(.4)%
Occupancy and equipment	32.1	31.6	.5		1.5
FDIC premiums	5.5	5.1	.4		7.9
Advertising and marketing	3.4	4.8	(1.4)		(29.6)
Deposit account premiums	3.3	7.5	(4.2)		(55.3)
Other	39.4	34.7	4.7		13.7
Core operating expenses	174.0	174.4	(.4	) [1]	(.2	) [1]
Operating lease depreciation	9.0	3.7	5.3		140.1
Foreclosed real estate and repossessed assets, net	9.6	8.5	1.1		13.3
Other credit costs, net	(.8)	3.7	(4.5)		N.M.
Total non-interest expense	$191.8	$190.3	$1.5		.8%

1                   Reduction is net of a $3.8 million increase in core operating expenses due to continued expansion of TCF Inventory Finance.

N.M. - Not meaningful

8.)                                  Strong Deposit Franchise
Quarterly Average Balances
($ millions)

	12/06	12/07	12/08	12/09	9/10

Checking	$4,141	$3,981	$3,914	$4,116	$4,342
Savings	2,321	2,596	2,861	5,231	5,447
Money Market	594	598	625	672	654
Certificates of Deposit	2,471	2,307	2,449	1,367	1,006
Total	$9,527	$9,482	$9,849	$11,386	$11,449

Average Rate [1]:	2.33%	2.29%	1.51%	.74%	.48%

1                   Quarter-to-date (annualized)

9.)                                  Deposit Strategies

•                  Earn a significant portion of our profits from the deposit side of the bank

•                  Emphasize great retail branch locations in densely populated suburban/metro markets

•                  Accumulate a large number of low-cost core accounts by offering convenient, competitive and diversified products and services

•                  Low-cost checking accounts are the anchor account used to build additional customer relationships

•                  Convenience oriented - open longer hours, 7 days a week

10.)                           Significant Liquidity & Borrowing Capacity

At September 30, 2010

•                  TCF has unused, secured borrowing capacity from the following sources:

•                  Federal Home Loan Bank of Des Moines - $2 billion

•                  Federal Reserve Discount Window - $529 million

•                  Balance of $109.6 million at the Federal Reserve (asset liquidity)

11.)                           Banking Fees & Other Revenue 1
($ millions)

	2006	2007	2008	2009	2010

First Quarter	$92	$94	$96	$90	$100
Second Quarter	104	106	103	112	115
Third Quarter	105	107	107	111	103
Fourth Quarter	99	106	100	109	—
Total	$400	$413	$406	$422	$318

1                   Consisting of fees and service charges, card revenue and ATM revenue

12.)                           Card Revenue +5%*
($ millions)

	2006	2007	2008	2009	2010

First Quarter	$21	$23	$25	$25	$27
Second Quarter	23	25	27	27	29
Third Quarter	24	26	26	26	27
Fourth Quarter	24	25	25	27	—
Total	$92	$99	$103	$105	$83

Sales Volume:	$6,465	$6,949	$7,280	$7,308	$5,721	[1]
Average Interchange Rate:	1.36%	1.35%	1.34%	1.34%	1.38%[1]

At September 30, 2010

•      11th largest issuer of Visa Classic debit cards

•      12th largest issuer of Visa Commercial debit cards

•      $5.7 billion in sales volume, up 5.5% 1

•      21.9 transactions per month on active cards, up 6.3% 1

•      Interchange fees paid by merchants

*                 Twelve-month growth rate

1                   Year-to-date

13.)                           Durbin Amendment Lawsuit

•                  On October 12, 2010, TCF filed a lawsuit challenging the constitutionality of the Durbin Amendment of the Dodd-Frank Act

•                  Amendment orders Federal Reserve to enact regulations that strictly limit the amount of interchange fees banks can charge retailers on debit card transactions

•                  TCF’s current average interchange rate is 1.38%

•                  Federal Reserve to set rate based only on incremental processing fees and specifically excludes other costs

•                  Challenge of constitutionality:

•                  Due Process - price cap prevents TCF from earning a fair rate of return on its invested capital

•                  Equal Protection - only applies to banks with $10 billion or more in total assets; 99% of all U.S. banks and 48% of U.S. branches are exempt

•                  Takings Clause - taking of TCF property without just compensation

14.)                           Stable Loan Growth

($ millions)

	Diverse Products and Geographies

	12/06	12/07	12/08	12/09	9/10

Consumer Lending	$6,717	$7,274	$7,364	$7,332	$7,280
Commercial Lending	2,943	3,116	3,491	3,719	3,663
Leasing and Equipment Finance	1,818	2,104	2,486	3,071	3,158
Inventory Finance	—	—	5	469	796
Total	$11,478	$12,494	$13,346	$14,591	$14,897

15.)                           Commercial Lending

($ millions)

	Secured Lending Philosophy

	12/06	12/07	12/08	12/09	9/10

Commercial Real Estate	$2,391	$2,558	$2,984	$3,269	$3,323
Commercial Business	552	558	507	450	340
Total	$2,943	$3,116	$3,491	$3,719	$3,663

At September 30, 2010

•                  Commercial real estate — $3.3 billion

•                  26% retail services

•                  20% apartment loans

•                  19% office buildings

•                  14% industrial buildings

•                  7% hotels and motels

•                  2% residential home builders

•                  Commercial business — $340 million

•                  Commercial highlights

•                  5.58% average yield

•                  86% fixed rate, 14% variable rate

•                  Over 60-day delinquency rate ..04% 1

• Net charge-offs:	2010	2009	2008
	1.07% [2]	1.24%	.54%

•                  Approximately 99% of all commercial loans secured

•                  CRE location mix: 93% TCF Banking Markets, 7% Other

•                  Michigan exposure is $778 million, down 8.4% from September 30, 2009

1                   Excludes non-accrual loans

2                   Annualized

16.)                           Leasing & Equipment Finance 1
($ millions)

	Growth Opportunities Still Exist

	12/06	12/07	12/08	12/09	9/10

Leasing and Equipment Finance	$1,899	$2,175	$2,545	$3,177	$3,240

At September 30, 2010

•                  13th largest bank-affiliated leasing company and 29th largest equipment finance/leasing company in the U.S.

•                  Diverse equipment types

•                  19% specialty vehicles, 19% manufacturing, 14% medical, 11% construction

•                  6.50% average yield

•                  Over 60-day delinquency rate .17% 2

•                  Delinquencies have decreased five consecutive quarters

•                  Non-accrual loans and leases have decreased two consecutive quarters

• Net charge-offs:	2010	2009	2008
	1.01% [3]	.97%	.50%

•                  Uninstalled backlog of $359.7 million

•                  Unguaranteed residuals of only $109.4 million, or 3.5% of loans and leases

1                   Includes operating leases ($82.2 million at September 30, 2010)

2                   Excludes non-accrual loans and leases and acquired portfolios

3                   Annualized

17.)         TCF Inventory Finance

($ millions)

	Experienced and Seasoned Management

	9/09	12/09	3/10	6/10	9/10

Electronics & Appliances	$128.4	$122.3	$119.6	$122.4	$120.1
Lawn & Garden	96.4	346.5	580.8	521.8	462.9
Power Sports	—	—	—	—	169.8
Other	—	—	—	—	42.8
Total	$224.8	$468.8	$700.4	$644.2	$795.6

At September 30, 2010

•                  Inventory floorplan finance business with a focus on lawn and garden products, consumer electronics, household appliances and power sports

•                  Operates in the U.S. and Canada

•                  229 employees

•                  100% variable rate receivables

•                  Average yield 7.45%

•	Net charge-offs:	2010	2009
		.12% [1]	.10%

•                  Credit support from equipment manufacturers

•                  Credit risk spread across 8,846 active dealers

1    Annualized

18.)         TCF Inventory Finance Opportunities

•         Continued growth through recent acquisitions:

•                  August 2010 - Assumed Arctic Cat Canadian floorplan financing program

•                  August 2010 - Assumed E-Z-GO floorplan financing program

•                  August 2009 - Created Red Iron Acceptance LLC, a joint venture with The Toro Company

19.)         Wholesale Banking 1 Credit Quality

Quarter-to-Date

($ millions)

	12/09	3/10	6/10	9/10

Net charge-offs [2]:
Commercial	.79%	.85%	.98%	1.40%
Specialty finance	.91%	.79%	.82%	.96%
Total wholesale banking	.84%	.82%	.90%	1.18%
Over 60-day delinquencies [3]
Commercial	—%	—%	.22%	.04%
Specialty finance	.65%	.54%	.39%	.26%
Total wholesale banking	.32%	.27%	.31%	.15%
Non-accrual loans and leases	$157.0	$157.4	$179.1	$203.2
Other real estate owned and repossessed assets	$56.0	$51.7	$48.3	$60.1

1                   Includes commercial banking and specialty finance

2                   Annualized

3                   Excludes non-accrual loans and leases

20.)         Classified Wholesale Loans & Leases 1

($ millions)

	9/09	12/09	3/10	6/10	9/10

Classified Wholesale Loans and Leases	$329	$370	$435	$439	$429

At September 30, 2010

•       By type

•        Commercial real estate — $354.3 million

•      Up 22.7% from December 31, 2009

•        Commercial business — $29.8 million

•      Down 29.9% from December 31, 2009

•        Leasing and equipment finance — $38.1 million

•      Down 2.4% from December 31, 2009

•        Inventory finance — $6.5 million

•       Over 60-day delinquency rate 1.29% 2, down from 2.15% 2 at June 30, 2010

1    See “Source References & Footnotes” slide for a detailed description of classified wholesale loans and leases

2    As a percent of classified wholesale loans and leases

21.)         Consumer Real Estate

($ millions)

	12/06	12/07	12/08	12/09	9/10

First Mortgages	$4,409	$4,707	$4,882	$4,962	$4,952
Junior Liens	2,101	2,344	2,420	2,319	2,285
Total	$6,510	$7,051	$7,302	$7,281	$7,237

At September 30, 2010

•   74% first lien positions, average loan amount of $123,499

•   26% junior lien positions, average loan amount of $40,747

•   68% fixed rate, 32% variable rate

•    $2 billion, or 89%, of variable-rate consumer real estate loans were at their contractual interest rate floor at October 1, 2010

•   Average home value of $254,056 1

•   5.99% average yield

•   Over 60-day delinquency rate 1.43% 2

•	Net charge-offs:	2010	2009	2008
		1.72%[3]	1.46%	.86%

•   Average FICO score of the retail lending operation at origination — 726

•   Average updated FICO score of the retail lending operation — 725

•   Michigan exposure is $1.1 billion

•   $2.2 billion of loans originated since January 1, 2008 with 2010 net charge-offs of ..41%3

1    Based on value at origination

2    Excludes non-accrual loans

3    Annualized

22.)                           Consumer Real Estate Credit Quality
Quarter-to-Date
($ millions)

	12/09	3/10	6/10	9/10

Net charge-offs [1]:
First mortgage lien	1.34%	1.32%	1.36%	1.63%
Junior lien	2.54%	2.25%	2.20%	2.50%
Total	1.73%	1.61%	1.63%	1.91%
Over 60-day delinquencies[2]	1.16%	1.45%	1.51%	1.43%
Non-accrual loans	$139.2	$147.9	$151.0	$166.5
Other real estate owned	$67.0	$65.3	$81.9	$88.3
Accruing restructured loans	$252.5	$285.6	$297.1	$315.6

1      Annualized

2      Excludes non-accrual loans

23.)                           Restructured Consumer Real Estate Loans

•                  Loans modified to assist customers with their financial hardship by lowering their monthly loan payments for up to 18 months

•                  In the third quarter of 2010, modified $28.7 million of consumer real estate loans that are considered restructured loans and continue to accrue interest

•                  Reserved for based on present value of expected cash flows - $34 million, or 10.8% at September 30, 2010

•                  The over 60-day delinquency rate was 5.5% at September 30, 2010

•                  TCF’s current modification program started in August 2009 and represents 80.1% of the September 30, 2010 balance of accruing restructured loans

24.)                           Home Price Trends

	S&P/Case-Shiller® Home Price Index[1]
	July	July	July	July	Last Year
	2007	2008	2009	2010	% Change

Minneapolis	163.6	141.9	117.9	125.3	6.3%
Chicago	165.3	148.6	127.4	125.1	(1.7)
Detroit	111.4	92.7	69.8	70.7	1.3
Denver	137.2	130.5	126.6	126.5	(.1)
Phoenix	209.7	148.4	106.2	109.8	3.4

1 The S&P/Case-Shiller Home Price Indices track the price path of typical single-family homes located in various metropolitan areas. Each index combines matched price pairs for thousands of individual houses from the available universe of arms-length sales data. The indices have a base value of 100 in January 2000; thus, for example, a current index value of 150 translates to a 50% appreciation rate since January 2000 for a typical home located in the given market.  Data is seasonally adjusted. Source: Standard & Poor’s

25.)                           Loan & Lease Geographic Diversification
($000s)

		Commercial
	Consumer	Real Estate	Leasing and
	Real Estate	and Commercial	Equipment	Inventory
At Sept. 30, 2010:	and Other	Business	Finance	Finance	Total
Minnesota	$2,845,194	$890,673	$80,255	$14,444	$3,830,566
Illinois	2,202,807	910,979	107,828	25,297	3,246,911
Michigan	1,072,748	777,694	113,759	25,061	1,989,262
Wisconsin	484,230	562,196	54,737	23,138	1,124,301
Colorado	563,349	134,180	47,321	5,387	750,237
California	2,928	18,284	404,234	19,346	444,792
Texas	1,802	2,782	252,850	37,631	295,065
Florida	3,706	58,475	183,748	34,090	280,019
Ohio	3,461	53,740	128,457	33,314	218,972
New York	3,555	3,881	173,411	28,603	209,450
Canada	—	—	4,263	191,439	195,702
Indiana	24,362	68,005	60,658	21,249	174,274
Arizona	54,426	36,165	71,885	6,892	169,368
Other	17,886	145,999	1,474,066	329,731	1,967,682
Total	$7,280,454	$3,663,053	$3,157,472	$795,622	$14,896,601

26.)                           Allowance for Loans and Leases
($ millions)

	12/06		12/07		12/08		12/09		9/10

Allowance for Loan & Lease Losses	$58.5		$80.9		$172.4		$244.5		$253.1
Net Charge-offs	.16%		.29%		.78%		1.34%		1.37	% [1]

Allowance as a % of period end loans & leases:	.51%		.65%		1.29%		1.68%		1.70%
Coverage ratio:	3.3	X	2.3	X	1.7	X	1.3	X	1.3	X [1]

1      Annualized

27.)                           Credit Trends
(Percent)

	12/08	3/09	6/09	9/09	12/09	3/10	6/10	9/10

Net Charge-offs [1]	1.02%	1.04%	1.43%	1.52%	1.35%	1.22%	1.30%	1.58%
Over 60-day Delinquencies [2]	.60%	.60%	.72%	.81%	.69%	.82%	.87%	.78%

1      Annualized

2      Excludes acquired portfolios

28.)                           Non-Performing Assets
($ millions)

	9/09	12/09	3/10	6/10	9/10

Non-accrual Loans & Leases	$268.8	$296.3	$305.4	$330.2	$369.8
Properties in Foreclosure	41.5	59.4	56.9	64.4	76.0
Properties Owned	52.7	46.3	44.5	53.5	60.2
Total	$363.0	$402.0	$406.8	$448.1	$506.0

Residential properties owned Number:	298	298	350	410	480

29).                           Net Charge-offs 1 vs. Other Banks
(Percent)

	2006	2007	2008	2009	2010 [2]

TCF	.16%	.29%	.78%	1.34%	1.37%
Bank of America	.68	.81	1.72	3.42	3.66
US Bancorp	.38	.52	1.07	2.02	2.20
Wells Fargo	.64	.93	1.84	2.10	2.28
JPMorgan Chase	.67	.95	1.67	3.36	3.50
Fifth Third	.43	.59	3.16	3.10	3.32
PNC	.27	.31	.72	1.60	1.81

1      As a percent of average loans & leases

2      YTD as of September 30, 2010 (annualized)

30.)                           Non-Accrual Loans & Leases
($ millions)

			Leasing and
			Equipment	Inventory
	Consumer	Commercial	Finance	Finance	Total

Balance at June 30, 2010	$151.1	$129.3	$48.8	$1.0	$330.2
Additions	70.2	62.4	10.1	1.2	143.9
Charge-offs	(15.1)	(13.1)	(7.8)	—	(36.0)
Transfers to other assets	(21.7)	(13.8)	(3.9)	(.1)	(39.5)
Return to accrual status	(14.7)	—	(.3)	(.8)	(15.8)
Payments received	(2.6)	(6.2)	(6.5)	(.4)	(15.7)
Other, net	(.6)	3.3	—	—	2.7
Balance at September 30, 2010	$166.6	$161.9	$40.4	$.9	$369.8
Net change	$15.5	$32.6	$(8.4)	$(.1)	$39.6

31.)                           Summary of Non-Accrual Loans
($ millions)

		Charge-offs and
	Contractual	Allowance	Net
At Sept. 30, 2010:	Balance	Recorded	Exposure	Impairment [1]

Consumer	$208.4	$43.1	$165.3	20.7%
Commercial	202.4	56.8	145.6	28.1
Leasing and equipment finance	40.5	11.6	28.9	28.6
Inventory finance	.8	.2	.6	19.5
Total	$452.1	$111.7	$340.4	24.7

1      Represents the ratio of charge-offs and allowance recorded to the contractual loan balances prior to non-accrual status

32.)                           Summary of Real Estate Owned
($ millions)

	Contractual Loan
	Balance Prior to	Charge-offs and
	Non-performing	Writedowns	Other Real Estate
At Sept. 30, 2010:	Status	Recorded	Owned Balance	Impairment [1]

Consumer	$120.2	$31.9	$88.3	26.5%
Commercial	76.9	29.1	47.8	37.8
Total	$197.1	$61.0	$136.1	30.9

1                   Represents the ratio of charge-offs and writedowns recorded to the contractual loan balances prior to non-performing status

33.)                           Real Estate Owned
($ millions)

	Consumer	Commercial	Total

Balance at June 30, 2010	$81.9	$36.0	$117.9
Transferred in	27.7	13.8	41.5
Sales	(17.4)	(1.3)	(18.7)
Writedowns	(3.2)	(.6)	(3.8)
Other, net	(.7)	(.1)	(.8)
Balance at September 30, 2010	$88.3	$47.8	$136.1
Net change	$6.4	$11.8	$18.2

34.)           Well-Positioned for Future Success

•                  Experienced and tenured management team

•                  “New” industry approach of portfolio lending funded with retail deposits has been a part of TCF’s business philosophy for many years

•                  New management structure (Wholesale, Retail and Treasury & Support Services) improves execution, reduces overhead and increases our ability to quickly react to changes and new opportunities

•                  Strong wholesale banking management team will enable profitable growth

•                  Core profitability is still very high when credit costs normalize

35.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to the following:

* Adverse Economic or Business Conditions, Credit and Other Risks.  Continued or deepening deterioration in general economic and banking industry conditions, or continued increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, deposit account attrition, or an inability to increase the number of deposit accounts; adverse changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks.

* Earnings/Capital Constraints, Liquidity Risks.  Limitations on TCF’s ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to deteriorating conditions in the banking industry,  the economic impact on banks of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Act”) and Emergency Economic Stabilization Act of 2008, as amended (“EESA”), and other regulatory reform legislation; the impact of financial regulatory reform, including the phase out of trust preferred securities in Tier 1 capital called for by the Act, or additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity.

* Legislative and Regulatory Requirements.  New consumer protection and supervisory requirements, including the Act’s creation of a new consumer protection bureau and limits on Federal preemption for state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA and the Act,  or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; reduction of interchange revenue from debit card transactions resulting from the so-called Durbin Amendment (the “Amendment”) to the Act, which limits debit card interchange fees to amounts that will only allow issuers to recover incremental costs of authorization, clearance and settlement of (continued)

36.)                           Cautionary Statement (continued)

debit card transactions, plus possibly some costs relating to fraud prevention; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines (so-called “cramdown” provisions); any material failure of TCF to comply with the terms of its Consent Order with the Office of the Comptroller of the Currency relating to TCF’s Bank Secrecy Act compliance, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from recently enacted Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as incremental capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity.

* Risks Relating to New Product Introduction.  TCF has introduced a new anchor retail deposit account product that replaces TCF Totally Free Checking, and that calls for a monthly maintenance fee on accounts not meeting certain specific requirements. TCF has also implemented new regulatory requirements that prohibit financial institutions from charging NSF fees on point-of-sale and ATM transactions unless customers opt-in.  Customer acceptance of the new product changes and regulatory requirements cannot be predicted with certainty, and these changes may have an adverse impact on TCF’s ability to generate and retain accounts and on its fee revenue.

* Litigation Risks.  Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa.

* Competitive Conditions; Supermarket Branching Risk.  Reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches.

* Accounting, Audit, Tax and Insurance Matters.  Changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF.

* Technological and Operational Matters.  Technological, computer-related or operational difficulties or loss or theft of information and the possibility that deposit account losses (fraudulent checks, etc.) may increase.

Investors should consult TCF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for additional important information about the Company.

37.)                           Reconciliation of GAAP to Non-GAAP Measures - Tangible Realized Common Equity1
($000s)

September 30, 2010
Computation of total equity to total assets:
Total equity	$1,505,962
Total assets	$18,313,608
Total equity to total assets	8.22%

Computation of tangible realized common equity to tangible assets:
Total equity	$1,505,962
Less: Non-controlling interest in subsidiaries	10,007
Total TCF stockholders’ equity	1,495,955
Less:
Accumulated other comprehensive income	22,458
Goodwill	152,599
Other intangibles	1,275
Tangible realized common equity	$1,319,623

Total assets	$18,313,608
Less:
Goodwill	152,599
Other intangibles	1,275
Tangible assets	$18,159,734

Tangible realized common equity to tangible assets	7.27%

1                  In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of goodwill, other intangibles and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in the industry.  The methodology for calculating tangible realized common equity may vary between companies.

38.)                           Reconciliation of GAAP to Non-GAAP Measures - Total Tier 1 Common Capital Ratio1
($000s)

September 30, 2010
Total Tier 1 risk-based capital ratio
Total tier 1 capital	$1,447,070
Total risk-weighted assets	$13,984,181
Total tier 1 risk-based capital ratio	10.35%

Computation of tier 1 common capital ratio:
Total tier 1 capital	$1,447,070
Less:
Qualifying trust preferred securities	115,000
Qualifying non-controlling interest in subsidiaries	10,007
Total tier 1 common capital	$1,322,063

Total risk-weighted assets	$13,984,181
Total tier 1 common capital ratio	9.45%

1                   In contrast to GAAP-basis measures, the total tier 1 common capital ratio excludes the effect of qualifying trust preferred securities and qualifying  non-controlling interest in subsidiaries. Management reviews the total tier 1 common capital ratio as an ongoing measure and has included this information because of current interest in the industry.  The methodology for calculating total tier 1 common capital may vary between companies.

39.)                           Source References & Footnotes

Slide: Corporate Profile

36th largest U.S. bank - Ipreo; 6/30/10

23th largest branch network - SNL Financial, LC; 3Q10

5th largest in campus card relationships - CR80News; Spring 2010

11th largest issuer of Visa Classic - Visa; 2Q10; ranked by sales volume

12th largest issuer of Visa Commercial - Visa; 2Q10; ranked by sales volume

13th largest bank affiliated leasing company - The Monitor; 2010 Monitor 100

Slide: Diversified Revenue Base

KBW Regional Banking Index net interest margin data - KBW & SNL Financial LC; 6/30/10

Slide: Card Revenue

11th largest issuer of Visa Classic - Visa; 2Q10; ranked by sales volume

12th largest issuer of Visa Commercial - Visa; 2Q10; ranked by sales volume

Slide: Durbin Amendment Lawsuit

99% of all banks and 48% of branches are exempt - SNL Financial, LC; 6/30/10

Slide: Leasing and Equipment Finance

13th largest bank-affiliated leasing company - The Monitor; 2010 Monitor Bank 40

29th largest equipment finance/leasing company - The Monitor; 2010 Monitor 100

Slide: Classified Wholesale Loans & Leases

Classified wholesale loans and leases excludes non-accrual loans and leases, over 90-day delinquent loans and leases, real estate owned, and repossessed assets and includes commercial loans and leases primarily classified for regulatory purposes as substandard and reflect the distinct possibility, but not probability, that they will become non-performing or that TCF will not be able to collect all amounts due according to the contractual terms of the loan or lease agreement

Slide: Home Price Trends

Home price data - S&P/Case-Shiller Home Price Index

Slide: Net Charge-offs vs. Other Banks

Net charge-off data - SNL Financial LC; 9/30/10